                                                                      Exhibit 99

                              [LaBarge Inc. LOGO]

                 MATCHING OUR CAPABILITIES WITH CUSTOMER NEEDS

                          AN OVERVIEW OF LaBarge, Inc.

                                 DECEMBER 2001

                                                             [LaBarge Inc. LOGO]

DELIVERING ON STRATEGIC GOALS

o   Positive momentum built in last two years

    o   Focused strategy and flexible organizational structure

    o   Expanded capabilities

    o Significant backlog growth over last two years provides greater earnings visibility

    o   Breakthrough contracts for proprietary ScadaNET Network(TM)

    o   Sales, EBITDA and profitability have grown significantly

                                                             [LaBarge Inc. LOGO]

                                  OUR STRATEGY

                              [OUR STRATEGY CHART]

                                                             [LaBarge Inc. LOGO]

                          MANUFACTURING SERVICES GROUP


Provides contract design and manufacturing services for sophisticated, high-reliability electronics to customers in a WIDE VARIETY of technology-driven markets

Allows customers to effectively outsource complex applications

                                                             [LaBarge Inc. LOGO]

                           NETWORK TECHNOLOGIES GROUP


Designs and markets proprietary wireless data communications products and network services that provide monitoring and control of remote industrial equipment


Proprietary products, capabilities and technologies

                                                             [LaBarge Inc. LOGO]


RECENT INITIATIVES

o   Manufacturing Services Group: significant core business growth

    o Making the necessary investments in people, systems, capabilities and capacity

        --   Enhanced operating performance

             --  Lean manufacturing

             --  Supply chain management

        --   Expanded and upgraded sales approach

             --  Targeting select customers who can benefit from our expertise

             --  Broader diversification of customer base


    o   Network Technologies Group

        o    Establishing rail industry standard

        o    Developing presence in pipeline cathodic protection market

                                                             [LaBarge Inc. LOGO]


BACKLOG GROWTH

                                    [GRAPH]

                                                             [LaBarge Inc. LOGO]


DIVERSE MARKETS -- SALES

                                    [CHART]


            Breakdown of sales for 2001 fiscal year, ended 7/01/01.

                                                             [LaBarge Inc. LOGO]

ELECTRONICS MANUFACTURING SERVICES INDUSTRY

o   Strong trend toward outsourcing electronics production

o   LaBarge's niche:

    o   Low- to mid-volume

    o   High complexity/High reliability

o   Broad array of industries

o   Typically, large technology-driven companies

    o   Focused on own core capabilities, boosting efficiencies

    o   Seeking to outsource turnkey electronic assemblies

MANUFACTURING SERVICES GROUP --                        [LaBarge Inc. Logo]
LOCATIONS



                                                          [CHART-GRAPHICS]
o    U.S. manufacturing operations
     o    Arkansas (Berryville and Huntsville)
     o    Missouri (Joplin)
     o    Oklahoma (Tulsa)
     o    Texas (Houston)


     Domestic manufacturing enhances
     our flexibility and customers'
     outsourcing strategy, and is well-
     suited to our niche approach.

MANUFACTURING SERVICES GROUP --                   [LaBarge Inc. Logo]
DIFFERENTIATORS



o    Broad-based specialized capabilities
     o    Customized applications
     o    Highly engineered products
     o    Sophisticated electronic assembly capability
     o    Complete systems solutions

o    Broad array of other value-added services
     o    Program management
     o    Systems design
     o    Engineering and product development
     o    Direct link with customer

MANUFACTURING SERVICES GROUP --                   [LaBarge Inc. Logo]
MANUFACTURING INITIATIVES



     o Lean manufacturing; eliminate waste/increase productivity
          o Cost reduction, product quality, inventory control, on-time delivery, increased capacity

     o    Supply chain management; enhanced procurement practices
          o    Reduced material cost and inventories
          o    Critical to winning larger, more sophisticated contracts

     o    Flexible manufacturing; more useful capacity
          o    Improved capacity utilization related to mix and scheduling
          o    High degree of cooperation among facilities
          o    Wider breadth of capabilities to offer customers

MANUFACTURING SERVICES GROUP --                             [LaBarge Inc. Logo]
STRATEGIES FOR GROWTH


     o Maximize opportunities within existing customer base
          o    Strength of our customer relationships
          o Leveraging performance for additional larger contracts with customers

     o    Develop new customers that fit LaBarge profile
          o    Greater visibility in marketplace
          o    More effective sales/marketing approach; target customers

     o    Acquisitions

NETWORK TECHNOLOGIES GROUP                            [LaBarge Inc. Logo]



     o    Proprietary ScadaNET Network (TM)
          o    Application for remote locations
          o    End-to-end solution
          o Leverages existing cellular telephone infrastructure and Internet technologies
          o    Low cost, two-way data communication
          o    More reliable monitoring of industrial equipment

SCADANET NETWORK(TM) --                                [LaBarge Inc. Logo]
SUCCESS IN RAIL INDUSTRY


     o    Remotely monitors the functionality of crossing
          equipment
          o    40+ railroads are using
          o    Standardization by rail organizations
               --   Burlington Northern and Santa Fe
               --   Union Pacific

     o Endorsement and funding by state transportation departments for safety programs
          o    26 states have approved ScadaNET for new crossings
          o    Illinois retrofitting crossings with ScadaNET

NETWORK TECHNOLOGIES GROUP --                                 [LaBarge Inc LOGO]
STRATEGY FOR GROWTH



o    Goal: ScadaNET Network(TM) as THE standard in railroad industry

o Target large, well-defined opportunities where LaBarge can be the dominant player

     o    Pipeline corrosion protection equipment

NET SALES/GROSS PROFIT MARGINS                                [LaBarge Inc LOGO]


                                [CHART-GRAPHICS]


From continuing operations.

EBITDA                                                        [LaBarge Inc LOGO]


                                [CHART-GRAPHICS]


From continuing operations.

SELLING & ADMINISTRATIVE EXPENSE                              [LaBarge Inc LOGO]


                                [CHART-GRAPHICS]


From continuing operations.

COMPARISON RESULTS --                                         [LaBarge Inc LOGO]
FY01 VS FY00

(dollars in thousands)                  FY01             FY00           % CHANGE
----------------------                --------         -------          --------
Net sales                             $119,222         $79,614           +49.8%

Cost of sales                           94,386          61,666           +53.1%

Gross profit/margin                     24,836/20.8%    17,948/22.5%     +38.4%

Selling and administrative/margin       17,142/14.4%    16,196/20.3%     + 5.8%

Net earnings from continuing ops      $  3,828         $(1,551)

Diluted EPS from continuing ops       $    .26         $ (1.11)

EBITDA from continuing ops            $ 11,238         $ 5,019*          + 124%

----------
*Less non-recurring items

QUARTERLY COMPARISON RESULTS --                               [LABARGE INC LOGO]
FY02 Q1 VS FY01 Q1

(dollars in thousands)                FY02 Q1         FY01 Q1          % CHANGE
----------------------                -------         -------          --------
Net sales                             $32,108         $24,284           +32.2%

Cost of sales                          25,888          18,737           +38.2%

Gross profit/margin                     6,220/19.4%     5,547/22.8%     +12.1%

Selling and administrative/margin       4,355/14.6%     4,188/17.2%     + 4.0%

Net earnings                          $ 1,036         $   634           +63.4%

Diluted EPS                           $   .07         $   .04

EBITDA                                $ 2,504         $ 2,420           + 3.5%

COMPARATIVE BALANCE SHEET ITEMS                               [LABARGE INC LOGO]

(dollars in thousands)            SEPT. 30, 2001   JULY 1, 2001     JULY 2, 2000
----------------------            --------------   ------------    -------------
Current assets                       $40,386          $42,638          $42,848

Current liabilities                   20,869           23,748           27,619

Total debt                            16,700           17,400           25,578

Equity                                30,593           29,716           25,773

Senior debt/EBITDA (LTM)                 .98              1.0              4.2

LABARGE'S FOCUSED COMMITMENT                                  [LABARGE INC LOGO]
TO AGGRESSIVE, PROFITABLE GROWTH



o    Excellent reputation and customer base

o    Investment in people, facilities and technology

o    Broadening our reach

     o    Target new customers

     o    Attain new proprietary skills

o    Solid backlog

o    Strengthening balance sheet/reduced interest expense

o Anticipate FY02 Q2 sales and earnings will be substantially above last year's second quarter and comparable to FY02 Q1

o    Expect higher sales and earnings in FY02